UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-4084

HAWAIIAN TAX-FREE TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:

(212) 697-6666

Date of fiscal year end:   03/31/22

Date of reporting period:  09/30/22

FORM N-CSRS

ITEM 1.     REPORTS TO STOCKHOLDERS

Semi-Annual Report September 30, 2022

Hawaiian Tax-Free Trust Keeping an Optimistic Long-Term View Serving Hawaii investors since 1985

November, 2022

Dear Fellow Shareholder:

The fixed income markets have experienced significant volatility and downward pressure for much of 2022, driven primarily by several key economic factors, including continued high inflation, rising interest rates, and uncertainty about the direction of the U.S. economy. While these factors aren’t necessarily new or unique, they nonetheless have presented challenges for rate-sensitive investments — and, in the process, have made the majority of investors increasingly skittish. While we understand investors’ concerns, we remain optimistic about the municipal bond market.

Despite its inevitable ups and downs, the municipal bond market has historically demonstrated remarkable resiliency across multiple market cycles. We believe today’s market appears reasonably sound at its core in terms of continuing credit fundamentals and current relative valuations. The municipal market’s underpinnings remain deeply rooted in the need and demand for municipal bonds given the important role they play in financing vital local projects, such as schools, hospitals, and roadways that contribute to improving the quality of life for residents of the issuing municipalities.

It’s important to understand what’s driving the current market and maintain perspective. Let’s explore further.

Understanding the Factors Impacting Municipal Bonds

The primary driver of bond yields, prices, and relative performance is interest rates. Since the Federal Reserve (the “Fed”) introduced a change in its monetary policy in March of this year to help combat inflation, interest rates began a steady upward climb. This was spurred by the Fed raising the Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight), the first such increase since 2018. To date, through 11/02/2022, the Fed has implemented six rate hikes, totaling 3.75%, bringing the stated target range for the Fed Funds rate to 3.75% – 4.00%. And, Federal Reserve Chairman Jerome Powell has indicated that additional increases may be deemed necessary going forward, dependent upon the status of the U.S. economy and data driven analytics. Mr. Powell and his colleagues have stated that the Fed will remain vigilant in its efforts to manage inflation, which has topped levels not seen in more than 40 years (as measured by the Consumer Price Index).

In reaction to the Federal Reserve’s aggressive monetary policy stance, year to date interest rates have experienced a significant increase. As you may know, bond prices generally move in the opposite direction of rate changes. Therefore, while rising interest rates generally translate to higher yields for bond investments, bond prices or values usually fall. This changing yield/price landscape has created two shifts in the market — a shift for issuers of bonds (who may now be reluctant to issue new debt at increased costs), along with a shift in investor sentiment. For investors, on the one hand, higher yields

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mean greater income, which is a welcome development for those who during the recent low-yield environment sought opportunities to earn more attractive income levels. On the other hand, investors who are mindful of capital preservation have become wary as they have seen bond prices decline.

When investing in bonds, we believe that generating an attractive risk-adjusted return is a careful balance of the two factors— income and stability of capital. Your Trust’s investment objective, in fact, seeks to provide as high a level of current income exempt (from state and regular federal income taxes) as is consistent with preservation of capital. So, how has the rise in interest rates affected municipal bonds?

Assessing the Current Market Cycle

It’s important, in our view, to evaluate financial markets, performance, and valuations on a relative basis. This is true not only within the municipal bond market, but with and relative to other asset classes as well.

Municipal bonds are oftentimes viewed in comparison with U.S. Treasuries. Let’s take a look at yield curves and the relative Municipal-to-Treasury relationship. During 2022, yields of U.S. Treasury securities have generally risen across the maturity spectrum, but the overall slope of the curve flattened, particularly during the third quarter of 2022. Specifically, there was a greater increase in interest rates on the short-end of the U.S. Treasury curve (shorter maturities) which exceeded increases on the longer-end. Given economic uncertainty and fears of a possible recession, some market participants are concerned that this change in the U.S. Treasury yield curve may signal an impending economic slump. Meanwhile, the municipal bond yield curve has been more positively sloped (with longer term maturities yielding more) throughout the year, in particular, steepening between 10- and 30-year maturities during the third quarter — which may be viewed positively by municipal investors.

The Municipal-to-Treasury relationship (based on the yield of AAA municipal securities as a percentage of the yield of U.S. Treasuries of the same maturity) has fluctuated over the past year, but generally in our view continued to trade in line with historical relationship norms. The chart below illustrates what we believe to be an indication of improved relative valuations for municipal obligations, whereby municipal yields represent a greater percentage in comparison to U.S. Treasury yields. As one would usually anticipate in a rising rate environment, such as now, the relationship ratio compares somewhat favorably for longer maturity municipal bonds (specifically, in the 30-year maturity range) which were yielding greater than U.S. Treasury securities as of September 30th.

	January 3, 2022 Municipal % of U.S. Treasury	September 30, 2022 Municipal % of U.S. Treasury
5-Year	44.1%	77.6%
10-year	63.8%	87.0%
30-year	74.3%	104.0%
Source: Bloomberg

Credit spreads among municipal bond issues have begun to widen during the year. (Credit spread is the difference in yield between securities of the same maturity with different credit ratings.) Wider credit spreads generally favor higher-quality issuers in a rising rate environment due to concerns related to lower quality issues during periods of slowing economic growth. This scenario may be viewed as a benefit to higher quality, shorter duration portfolios vis-à-vis lower quality, longer duration holdings. (Duration is

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a measurement of a bond’s sensitivity or risk to changes in interest rates; shorter duration generally means less risk.) This assumes interest rates continue to rise, as the Fed seems to have signaled in recent press releases. Overall, we view municipal credit fundamentals to be relatively strong, while credit defaults as tracked by the Nationally Recognized Statistical Rating Agencies (such as Moody’s and Standard & Poor’s) generally remain relatively low, particularly among higher quality issues.

At a local level, many state and local economies continue to show signs of improvement and sustained growth. Despite recession risk, local municipalities and governments appear to us to be well-positioned to manage economic challenges. Higher employment, increasing wages, and rising property values in many jurisdictions throughout the country are among key contributors toward bolstering state and local revenue and tax receipts.

Looking Forward

We remain cautiously optimistic about the direction of the municipal bond market. In addition to many of the positive conditions and trends stated above — including what we believe to be potential opportunities for greater income than in recent years, improving relative valuations, strong credit fundamentals, expanding local economies, and sustained investor demand — keep in mind the attractive benefits that municipal bonds offer, such as a high level of current income exempt from state and regular federal income taxes. Although no one can reasonably predict the impact of continued inflation or future Fed actions to curb such inflation, on a tax-equivalent basis, the municipal income benefit may be attractive compared to taxable investments for certain investors.

Remember, too, the Aquila difference. Your portfolio management team is locally-based, which provides them with an up-close perspective on the economy and bond issuers within local municipalities, cities, counties, and across the state. Our investment professionals draw upon their wealth of experience in analyzing securities, navigating market and economic cycles, and seeking to identify both opportunities and risks. The current market cycle is no exception. Our team employs an active portfolio management strategy, with a goal to maintain broadly diversified investment grade municipal portfolios, generally with an intermediate average maturity, to help deliver attractive risk-adjusted returns.

As always, we encourage you to consult with your financial professional to evaluate whether the investment choices you make are aligned with your individual financial goals and risk tolerances.

Thank you for your continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

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Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Trust’s assets can decline as can the value of the Trust’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (42.5%)	Ratings Moody’s, S&P and Fitch	Value
	City & County (27.9%)
	City and County of Honolulu, Hawaii, Series A
$ 1,000,000	5.000%, 10/01/23	Aa1/NR/AA+	$ 1,018,670
3,000,000	5.000%, 10/01/25	Aa1/NR/AA+	3,152,580
5,055,000	5.000%, 10/01/26	Aa1/NR/AA+	5,315,029
1,735,000	5.000%, 10/01/29	Aa1/NR/AA+	1,815,157
1,300,000	5.000%, 10/01/35	Aa1/NR/AA+	1,345,825
1,000,000	5.000%, 10/01/36	Aa1/NR/AA+	1,034,670
	City and County of Honolulu, Hawaii, Series 2018A
1,130,000	5.000%, 09/01/32	Aa1/NR/AA+	1,219,733
	City and County of Honolulu, Hawaii, Series 2019A, Rail Transit Project
1,500,000	5.000%, 09/01/25	Aa1/NR/AA+	1,574,280
1,060,000	5.000%, 09/01/26	Aa1/NR/AA+	1,126,356
	City and County of Honolulu, Hawaii, Series 2020A, Rail Transit Project
500,000	4.000%, 09/01/36	Aa1/NR/AA+	488,215
640,000	4.000%, 09/01/39	Aa1/NR/AA+	605,741
500,000	4.000%, 09/01/40	Aa1/NR/AA+	470,170
	City and County of Honolulu, Hawaii, Series 2021A
1,405,000	4.000%, 07/01/34	Aa1/NR/AA+	1,408,836
	City and County of Honolulu, Hawaii, Series B
2,040,000	5.000%, 10/01/26	Aa1/NR/AA+	2,144,938
5,000,000	4.000%, 11/01/27	Aa1/NR/AA+	5,003,450
5,000,000	4.500%, 11/01/28	Aa1/NR/AA+	5,005,300
4,000,000	4.500%, 11/01/29	Aa1/NR/AA+	4,004,240
	City and County of Honolulu, Hawaii, Series 2018B
5,000,000	5.000%, 09/01/24	Aa1/NR/AA+	5,174,250
	City and County of Honolulu, Hawaii, Series 2019B, Rail Transit Project
1,175,000	3.000%, 09/01/25	Aa1/NR/AA+	1,169,407

1  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City & County (continued)
	City and County of Honolulu, Hawaii, Series 2022B
$ 3,920,000	5.250%, 07/01/46	Aa1/NR/AA+	$ 4,270,879
5,155,000	5.000%, 07/01/47	Aa1/NR/AA+	5,487,034
	City and County of Honolulu, Hawaii, Series C
2,860,000	5.000%, 10/01/23	Aa1/NR/AA+	2,913,396
2,745,000	5.000%, 10/01/26	Aa1/NR/AA+	2,884,611
2,095,000	5.000%, 10/01/27	Aa1/NR/AA+	2,199,101
4,510,000	5.000%, 10/01/28	Aa1/NR/AA+	4,726,255
575,000	5.000%, 10/01/29	Aa1/NR/AA+	601,565
	City and County of Honolulu, Hawaii, Series 2019C
1,075,000	4.000%, 08/01/26	Aa1/NR/AA+	1,102,649
1,020,000	4.000%, 08/01/29	Aa1/NR/AA+	1,061,749
3,000,000	4.000%, 08/01/36	Aa1/NR/AA+	2,930,160
1,565,000	4.000%, 08/01/43	Aa1/NR/AA+	1,419,831
	City and County of Honolulu, Hawaii, Series 2020C
2,000,000	4.000%, 07/01/36	Aa1/NR/AA+	1,954,040
1,000,000	3.000%, 07/01/37	Aa1/NR/AA+	814,070
1,000,000	4.000%, 07/01/39	Aa1/NR/AA+	946,730
	City and County of Honolulu, Hawaii, Series E, Crossover Refunding
1,820,000	5.000%, 09/01/29	Aa1/NR/AA+	1,956,227
	City and County of Honolulu, Hawaii, Series 2020F
175,000	5.000%, 07/01/33	Aa1/NR/AA+	191,989
1,250,000	5.000%, 07/01/35	Aa1/NR/AA+	1,354,325
	County of Hawaii, Series A
1,500,000	5.000%, 09/01/25	Aa2/AA/NR	1,571,310
	County of Hawaii, 2016-Series A
1,000,000	5.000%, 09/01/30	Aa2/AA/NR	1,047,740
1,095,000	4.000%, 09/01/35	Aa2/AA/NR	1,104,537

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City & County (continued)
	County of Hawaii, 2017-Series A
$ 2,365,000	5.000%, 09/01/27	Aa2/NR/AA+	$ 2,533,956
1,970,000	5.000%, 09/01/28	Aa2/NR/AA+	2,100,729
4,175,000	5.000%, 09/01/29	Aa2/NR/AA+	4,439,737
	County of Hawaii, 2016-Series C
370,000	5.000%, 09/01/27	Aa2/AA/NR	390,587
	County of Hawaii, 2017-Series D
2,445,000	4.000%, 09/01/28	Aa2/NR/AA+	2,518,228
1,000,000	4.000%, 09/01/31	Aa2/NR/AA+	1,021,080
	County of Hawaii, 2020-Series A
1,050,000	5.000%, 09/01/25	Aa2/AA/AA+	1,101,397
2,000,000	5.000%, 09/01/29	Aa2/AA/AA+	2,211,700
2,250,000	5.000%, 09/01/31	Aa2/AA/AA+	2,498,940
1,000,000	5.000%, 09/01/37	Aa2/AA/AA+	1,077,000
	County of Kauai, Hawaii, 2017 Series
300,000	3.000%, 08/01/24	Aa2/NR/AA	297,102
295,000	5.000%, 08/01/25	Aa2/NR/AA	309,299
235,000	5.000%, 08/01/26	Aa2/NR/AA	249,772
285,000	5.000%, 08/01/28	Aa2/NR/AA	306,797
825,000	2.500%, 08/01/29	Aa2/NR/AA	766,095
385,000	5.000%, 08/01/30	Aa2/NR/AA	412,670
200,000	4.000%, 08/01/32	Aa2/NR/AA	203,980
200,000	5.000%, 08/01/37	Aa2/NR/AA	209,916
	County of Kauai, Hawaii, 2021A Series
1,000,000	5.000%, 08/01/23	Aa2/NR/AA	1,015,270
	County of Maui, Hawaii
1,045,000	3.000%, 06/01/27	Aa1/AA+/AA+	1,038,218
2,000,000	3.000%, 06/01/28	Aa1/AA+/AA+	1,978,200
	County of Maui, Hawaii, Series 2014 Refunding
1,015,000	5.000%, 06/01/23	Aa1/AA+/AA+	1,027,474
4,015,000	5.000%, 06/01/24	Aa1/AA+/AA+	4,137,538
	County of Maui, Hawaii, Series 2018
4,160,000	5.000%, 09/01/26	Aa1/AA+/AA+	4,442,464
5,060,000	5.000%, 09/01/30	Aa1/AA+/AA+	5,525,773

3  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City & County (continued)
	County of Maui, Hawaii, Series 2020
$ 800,000	3.000%, 03/01/31	Aa1/AA+/AA+	$ 752,792
1,295,000	5.000%, 03/01/33	Aa1/AA+/AA+	1,416,173
1,275,000	5.000%, 03/01/34	Aa1/AA+/AA+	1,388,105
1,000,000	5.000%, 03/01/34	Aa1/AA+/AA+	1,093,670
	County of Maui, Hawaii, Series 2021
1,000,000	4.000%, 03/01/37	Aa1/AA+/AA+	969,010
	County of Maui, Hawaii, Series 2022
1,000,000	5.000%, 03/01/33	Aa1/AA+/AA+	1,114,080
925,000	5.000%, 03/01/34	Aa1/AA+/AA+	1,020,294
1,650,000	5.000%, 03/01/38	Aa1/AA+/AA+	1,792,197
3,885,000	5.000%, 03/01/39	Aa1/AA+/AA+	4,210,757
4,075,000	5.000%, 03/01/40	Aa1/AA+/AA+	4,406,012
1,350,000	5.000%, 03/01/41	Aa1/AA+/AA+	1,456,623
1,575,000	5.000%, 03/01/42	Aa1/AA+/AA+	1,694,952
	Total City & County		146,743,632

	State (14.6%)
	State of Hawaii, Series EL, Refunding
2,045,000	5.000%, 08/01/23	Aa2/AA+/AA	2,076,227
	State of Hawaii, Series EO
3,410,000	5.000%, 08/01/27	NR/AA+/AA	3,515,949
1,735,000	5.000%, 08/01/28	NR/AA+/AA	1,786,720
1,475,000	5.000%, 08/01/29	NR/AA+/AA	1,520,297
	State of Hawaii, Series EO, Refunding
3,195,000	5.000%, 08/01/30	Aa2/AA+/AA	3,291,968
	State of Hawaii, Series EP, Refunding
5,075,000	5.000%, 08/01/23	Aa2/AA+/AA	5,152,495
5,000,000	5.000%, 08/01/24	Aa2/AA+/AA	5,162,550
	State of Hawaii, Series EZ Refunding
2,085,000	5.000%, 10/01/26	Aa2/AA+/AA	2,190,438
	State of Hawaii, Series FB
6,225,000	5.000%, 04/01/27	Aa2/AA+/AA	6,579,265
2,255,000	4.000%, 04/01/29	Aa2/AA+/AA	2,308,669
	State of Hawaii, Series FG
1,265,000	5.000%, 10/01/28	Aa2/AA+/AA	1,345,732

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State (continued)
	State of Hawaii, Series FH
$ 825,000	5.000%, 10/01/25	Aa2/AA+/AA	$ 865,994
4,055,000	5.000%, 10/01/28	Aa2/AA+/AA	4,313,790
6,460,000	4.000%, 10/01/30	Aa2/AA+/AA	6,608,968
	State of Hawaii, Series FN
2,515,000	5.000%, 10/01/29	Aa2/AA+/AA	2,707,297
1,215,000	5.000%, 10/01/31	Aa2/AA+/AA	1,296,952
	State of Hawaii, Series FT
10,100,000	5.000%, 01/01/29	Aa2/AA+/AA	10,946,077
1,680,000	5.000%, 01/01/30	Aa2/AA+/AA	1,818,970
4,100,000	5.000%, 01/01/33	Aa2/AA+/AA	4,377,611
1,095,000	5.000%, 01/01/38	Aa2/AA+/AA	1,151,721
	State of Hawaii, Series FW
3,000,000	5.000%, 01/01/24	Aa2/AA+/AA	3,067,590
4,000,000	4.000%, 01/01/25	Aa2/AA+/AA	4,063,280
400,000	5.000%, 01/01/39	Aa2/AA+/AA	423,576
	Total State		76,572,136
	Total General Obligation Bonds		223,315,768

	Revenue Bonds (44.6%)
	Airport (4.7%)
	State of Hawaii Airport System Revenue Refunding, AMT
3,000,000	5.000%, 07/01/45	A1/A+/A+	2,999,100
	State of Hawaii Airport System Revenue, Series A, AMT
4,000,000	5.000%, 07/01/29	A1/A+/A+	4,167,040
2,000,000	5.000%, 07/01/32	A1/A+/A+	2,056,020
	State of Hawaii Airport System Revenue, Series 2015A, AMT
2,000,000	5.000%, 07/01/41	A1/A+/A+	1,986,700
	State of Hawaii Airport System Revenue, Series 2022A, AMT
10,000,000	5.000%, 07/01/51	A1/A+/A+	9,977,200

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Airport (continued)
	State of Hawaii Department of Transportation Airports Division Lease Revenue COP AMT
$ 360,000	5.000%, 08/01/23	A2/A/A	$ 363,002
3,435,000	5.250%, 08/01/25	A2/A/A	3,471,514
	Total Airport		25,020,576

	Education (5.2%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Mid-Pacific Institute) Series 2020
340,000	4.000%, 01/01/28	NR/BBB+/NR	327,393
360,000	4.000%, 01/01/29	NR/BBB+/NR	344,268
270,000	4.000%, 01/01/32	NR/BBB+/NR	249,202
540,000	4.000%, 01/01/33	NR/BBB+/NR	493,803
435,000	3.000%, 01/01/34	NR/BBB+/NR	345,512
300,000	3.000%, 01/01/35	NR/BBB+/NR	233,280
280,000	3.000%, 01/01/36	NR/BBB+/NR	213,651
	University of Hawaii, Revenue Refunding, Medical School, Series E
4,635,000	5.000%, 10/01/29	Aa3/NR/AA	4,886,402
3,825,000	5.000%, 10/01/31	Aa3/NR/AA	4,009,250
	University of Hawaii, Series B
1,055,000	4.000%, 10/01/23	Aa3/NR/AA	1,063,851
1,250,000	4.000%, 10/01/24	Aa3/NR/AA	1,267,688
1,125,000	5.000%, 10/01/25	Aa3/NR/AA	1,179,923
1,065,000	5.000%, 10/01/26	Aa3/NR/AA	1,116,684
	University of Hawaii, Series F
1,595,000	5.000%, 10/01/25	Aa3/NR/AA	1,672,868
1,335,000	5.000%, 10/01/29	Aa3/NR/AA	1,436,994
2,080,000	5.000%, 10/01/30	Aa3/NR/AA	2,233,816
2,690,000	5.000%, 10/01/31	Aa3/NR/AA	2,879,860
	University of Hawaii, 2017B, Refunding
1,000,000	3.000%, 10/01/28	Aa3/NR/AA	974,400

6  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Education (continued)
	University of Hawaii, 2020B, Refunding
$ 230,000	5.000%, 10/01/23	Aa3/NR/AA	$ 234,158
	University of Hawaii, 2020D, Refunding
2,000,000	4.000%, 10/01/33	Aa3/NR/AA	2,027,180
	Total Education		27,190,183

	Housing (0.3%)
	State of Hawaii Housing Finance and Development Corp., Iwilei Apartments, Series A
1,825,000	3.750%, 01/01/31 FHLMC Insured Liquidity Agreement	NR/AA+/NR	1,824,982

	Medical (7.1%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health) Series A
1,000,000	5.000%, 07/01/24	A1/NR/AA-	1,013,060
685,000	5.000%, 07/01/25	A1/NR/AA-	691,425
1,355,000	5.000%, 07/01/27	A1/NR/AA-	1,364,729
280,000	5.000%, 07/01/28	A1/NR/AA-	281,604
3,895,000	6.000%, 07/01/33	A1/NR/AA-	3,969,511
20,000	5.500%, 07/01/43	A1/NR/AA-	20,156
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health) Series B
225,000	5.000%, 07/01/30	A1/NR/AA-	225,961
590,000	5.125%, 07/01/31	A1/NR/AA-	595,505
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Queens Health System) Series A
1,105,000	5.000%, 07/01/23	NR/AA-/AA	1,118,691
3,120,000	5.000%, 07/01/25	NR/AA-/AA	3,242,054
1,715,000	5.000%, 07/01/26	NR/AA-/AA	1,782,211
2,400,000	5.000%, 07/01/27	NR/AA-/AA	2,493,120
850,000	5.000%, 07/01/28	NR/AA-/AA	882,725
15,520,000	5.000%, 07/01/35	NR/AA-/AA	15,854,611

7  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Medical (continued)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Senior Living Revenue, Kahala Nui)
$ 3,575,000	5.125%, 11/15/32	NR/NR/A+	$ 3,582,400
	Total Medical		37,117,763

	Transportation (8.8%)
	State of Hawaii Harbor System, Series 2020A, AMT
1,000,000	4.000%, 07/01/33	Aa3/NR/AA-	954,920
495,000	4.000%, 07/01/35	Aa3/NR/AA-	465,350
10,000,000	4.000%, 07/01/36	Aa3/NR/AA-	9,345,900
9,000,000	4.000%, 07/01/37	Aa3/NR/AA-	8,432,100
	State of Hawaii Harbor System, Series 2020C
300,000	5.000%, 07/01/29	Aa3/NR/AA-	328,248
200,000	4.000%, 07/01/34	Aa3/NR/AA-	200,242
560,000	4.000%, 07/01/37	Aa3/NR/AA-	542,164
875,000	4.000%, 07/01/38	Aa3/NR/AA-	832,606
	State of Hawaii Highway Revenue, Series A
5,000,000	5.000%, 01/01/27	Aa2/AA+/AA	5,304,500
5,000,000	5.000%, 01/01/30	Aa2/AA+/AA	5,273,800
4,750,000	4.000%, 01/01/31	Aa2/AA+/AA	4,843,622
1,000,000	5.000%, 01/01/32	Aa2/AA+/NR	1,085,580
	State of Hawaii Highway Revenue, Series 2021
1,010,000	5.000%, 01/01/35	Aa2/AA+/NR	1,092,557
2,800,000	5.000%, 01/01/37	Aa2/AA+/NR	3,021,228
3,000,000	5.000%, 01/01/39	Aa2/AA+/NR	3,214,140
1,290,000	5.000%, 01/01/41	Aa2/AA+/NR	1,374,637
	Total Transportation		46,311,594

8  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Utility (4.6%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series A, AMT
$10,360,000	3.100%, 05/01/26	Baa1/NR/A-	$ 9,977,198
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series B, AMT
4,000,000	4.000%, 03/01/37	Baa1/NR/A-	3,623,080
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2015
6,300,000	3.200%, 07/01/39	Baa1/NR/A-	4,857,993
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2015, AMT
500,000	3.250%, 01/01/25	Baa1/NR/A-	490,230
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2019, AMT
7,000,000	3.500%, 10/01/49	Baa1/NR/A-	5,036,640
	Total Utility		23,985,141

	Water & Sewer (12.8%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series A
1,000,000	5.000%, 07/01/23	Aa2/NR/AA+	1,014,010
1,030,000	5.000%, 07/01/24	Aa2/NR/AA+	1,061,147
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2020A
500,000	5.000%, 07/01/27	NR/AAA/AA+	537,655
1,565,000	5.000%, 07/01/33	NR/AAA/AA+	1,705,881
2,105,000	4.000%, 07/01/36	NR/AAA/AA+	2,086,939
1,890,000	4.000%, 07/01/37	NR/AAA/AA+	1,860,233
2,060,000	4.000%, 07/01/39	NR/AAA/AA+	1,983,162

9  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (continued)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2021A
$ 500,000	5.000%, 07/01/32	NR/AAA/AA+	$ 552,440
525,000	5.000%, 07/01/33	NR/AAA/AA+	577,458
35,000	4.000%, 07/01/39	NR/AAA/AA+	33,136
2,565,000	4.000%, 07/01/46	NR/AAA/AA+	2,267,024
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2022A
10,000,000	4.000%, 07/01/47	NR/AAA/AA+	8,800,000
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015B
1,500,000	5.000%, 07/01/24	Aa2/NR/AA	1,546,650
2,095,000	5.000%, 07/01/25	Aa2/NR/AA	2,194,869
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2016A
2,085,000	5.000%, 07/01/34	Aa2/NR/AA	2,175,322
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2016B
635,000	5.000%, 07/01/35	Aa2/NR/AA	661,835
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2018A
6,000,000	5.000%, 07/01/36	Aa2/NR/AA	6,344,280
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2019A
3,000,000	4.000%, 07/01/30	Aa2/NR/AA	3,104,580
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2019B
1,000,000	4.000%, 07/01/34	Aa2/NR/AA	1,001,950
2,700,000	4.000%, 07/01/38	Aa2/NR/AA	2,551,311

10  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (continued)
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2022A Green Bond
$ 4,000,000	5.000%, 07/01/47	Aa2/NR/AA	$ 4,277,480
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2022A Green Bond
10,000,000	5.250%, 07/01/51	Aa2/NR/AA	10,828,000
4,360,000	5.000%, 07/01/51	Aa2/NR/AA	4,634,593
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2015A
4,000,000	5.000%, 07/01/25	Aa3/NR/AA-	4,179,960
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2019A
1,375,000	3.000%, 07/01/26	Aa3/NR/AA-	1,349,934
	Total Water & Sewer		67,329,849

	Other (1.1%)
	Hawaii State Department of Hawaiian Home Lands, Series 2017
600,000	5.000%, 04/01/23	A1/NR/NR	605,436
500,000	5.000%, 04/01/24	A1/NR/NR	512,345
945,000	5.000%, 04/01/26	A1/NR/NR	996,540
905,000	5.000%, 04/01/29	A1/NR/NR	956,042
840,000	5.000%, 04/01/30	A1/NR/NR	883,814
	Hawaii State Department of Hawaiian Home Lands, COP (Kapolei Office Facility), 2017 Series A
330,000	5.000%, 11/01/24	Aa3/NR/NR	341,104
145,000	5.000%, 11/01/25	Aa3/NR/NR	152,040
1,115,000	5.000%, 11/01/27	Aa3/NR/NR	1,199,874
	Total Other		5,647,195
	Total Revenue Bonds		234,427,283

11  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded Bonds (10.5%)††	Ratings Moody’s, S&P and Fitch	Value
	Pre-Refunded General Obligation Bonds (8.4%)
	City & County (2.9%)
	City and County of Honolulu, Hawaii, Series A, Prerefunded to 11/01/22 @100
$ 5,000,000	5.000%, 11/01/27	Aa1/NR/NR	$ 5,007,450
5,000,000	5.000%, 11/01/31	Aa1/NR/NR	5,007,450
5,000,000	5.000%, 11/01/32	Aa1/NR/NR	5,007,450
	Total City & County		15,022,350

	State (5.5%)
	State of Hawaii, Series EE
2,915,000	5.000%, 11/01/25	Aa2/AA+/AA	2,919,343
	State of Hawaii, Series EE, Prerefunded to 11/01/22 @100
80,000	5.000%, 11/01/24	Aa2/AA+/NR	80,119
45,000	5.000%, 11/01/24	NR/NR/NR*	45,067
2,385,000	5.000%, 11/01/25	NR/NR/NR*	2,388,554
40,000	5.000%, 11/01/26	NR/NR/NR*	40,060
70,000	5.000%, 11/01/27	NR/NR/NR*	70,104
220,000	5.000%, 11/01/27	Aa2/AA+/NR	220,328
	State of Hawaii, Series EH
4,375,000	5.000%, 08/01/25	Aa2/AA+/AA	4,442,156
1,800,000	5.000%, 08/01/27	Aa2/AA+/NR	1,827,630
2,000,000	5.000%, 08/01/30	NR/NR/NR*	2,029,880
5,000	5.000%, 08/01/30	NR/NR/NR*	5,075
	State of Hawaii, Series EO
590,000	5.000%, 08/01/27	NR/NR/NR*	608,225
265,000	5.000%, 08/01/28	NR/NR/NR*	273,186
570,000	5.000%, 08/01/29	NR/NR/NR*	587,607
	State of Hawaii, Series EP, Refunding
5,280,000	5.000%, 08/01/25	Aa2/AA+/AA	5,452,603
5,300,000	5.000%, 08/01/26	Aa2/AA+/AA	5,473,257
	State of Hawaii, Series ET
2,070,000	5.000%, 10/01/30	Aa2/AA+/AA	2,177,702
	Total State		28,640,896
	Total Pre-Refunded General Obligation Bonds		43,663,246

12  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded Revenue Bonds (2.1%)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (2.1%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series A
$ 1,795,000	5.000%, 07/01/26	Aa2/NR/AA+	$ 1,851,130
875,000	5.000%, 07/01/27	Aa2/NR/AA+	902,361
1,750,000	5.000%, 07/01/28	Aa2/NR/AA+	1,804,723
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2014A
360,000	5.000%, 07/01/29	Aa2/NR/AA+	371,257
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015A
200,000	5.000%, 07/01/40	Aa2/NR/AA	209,588
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015B
2,150,000	5.000%, 07/01/30	Aa2/NR/AA	2,253,071
3,700,000	5.000%, 07/01/31	Aa2/NR/AA	3,877,378
	Total Pre-Refunded Revenue Bonds		11,269,508
	Total Pre-Refunded Bonds		54,932,754
	Total Municipal Bonds (cost $548,193,100)		512,675,805

Shares	Short-Term Investment (1.3%)
6,694,711	Dreyfus Government Cash Management, Institutional Shares, 2.75%** (cost $6,694,711)	Aaa-mf/AAAm/NR	6,694,711

	Total Investments (cost $554,887,811 - note 4)	98.9%	519,370,516
	Other assets less liabilities	1.1	5,918,006
	Net Assets	100.0%	$ 525,288,522

13  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa-mf of Moody's or AAA of S&P and AAAm of S&P	5.2%
Pre-Refunded Bonds††	10.6
Aa of Moody's or AA of S&P or Fitch	72.9
A of Moody's or S&P or Fitch	10.9
BBB of S&P	0.4
100.0%

PORTFOLIO ABBREVIATIONS
AMT - Alternative Minimum Tax COP - Certificates of Participation FHLMC - Federal Home Loan Mortgage Corp. NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

14  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2022 (unaudited)

ASSETS
Investments at value (cost $554,887,811)	$519,370,516
Interest receivable	6,644,676
Receivable for Trust shares sold	51,230
Other assets	57,021
Total assets	526,123,443

LIABILITIES
Advisory and Administrative fees payable	198,383
Payable for Trust shares redeemed	193,228
Dividends payable	154,726
Distribution and service fees payable	148
Accrued expenses payable	288,436
Total liabilities	834,921
NET ASSETS	$525,288,522

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$513,933
Additional paid-in capital	562,295,976
Total distributable earnings (losses)	(37,521,387)
$525,288,522
CLASS A
Net Assets	$451,033,195
Capital shares outstanding	44,137,084
Net asset value and redemption price per share	$10.22
Maximum offering price per share (100/97 of $10.22)	$10.54

CLASS C
Net Assets	$11,935,733
Capital shares outstanding	1,168,715
Net asset value and offering price per share	$10.21

CLASS F
Net Assets	$232,476
Capital shares outstanding	22,705
Net asset value, offering and redemption price per share	$10.24

CLASS Y
Net Assets	$62,087,118
Capital shares outstanding	6,064,761
Net asset value, offering and redemption price per share	$10.24

See accompanying notes to financial statements.

15  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2022 (unaudited)

Investment Income
Interest income		$6,688,387

Expenses
Investment Adviser fee (note 3)	$641,722
Administrator/Business Manager fee (note 3)	613,821
Distribution and service fee (note 3)	543,872
Transfer and shareholder servicing agent fees	209,838
Trustees’ fees and expenses (note 7)	105,762
Fund accounting fees	80,299
Legal fees	76,361
Registration fees and dues	25,312
Auditing and tax fees	15,944
Insurance	15,384
Shareholders’ reports and proxy statements	12,911
Custodian fees	9,613
Credit facility fees (note 10)	7,216
Compliance services (note 3)	4,688
Miscellaneous	8,417

Total expenses		2,371,160
Net investment income		4,317,227

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(1,240,919)
Change in unrealized appreciation (depreciation) on investments	(30,437,302)

Net realized and unrealized gain on investments		(31,678,221)
Net change in net assets resulting from operations		$(27,360,994)

See accompanying notes to financial statements.

16  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022
OPERATIONS
Net investment income	$4,317,227	$9,318,289
Realized gain (loss) from securities transactions	(1,240,919)	(764,500)
Change in unrealized appreciation (depreciation) on investments	(30,437,302)	(34,199,938)
Change in net assets resulting from operations	(27,360,994)	(25,646,149)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(3,671,521)	(8,457,671)

Class C Shares	(50,831)	(135,638)

Class F Shares	(1,846)	(4,217)

Class Y Shares	(593,044)	(1,376,806)
Change in net assets from distributions	(4,317,242)	(9,974,332)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	11,994,408	42,954,914
Reinvested dividends and distributions	3,371,652	7,791,464
Cost of shares redeemed	(44,698,386)	(74,417,054)
Change in net assets from capital share transactions	(29,332,326)	(23,670,676)

Change in net assets	(61,010,562)	(59,291,157)

NET ASSETS:
Beginning of period	586,299,084	645,590,241
End of period	$525,288,522	$586,299,084

See accompanying notes to financial statements.

17  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2022 (unaudited)

1. Organization

Hawaiian Tax-Free Trust (the “Trust”), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. The Asset Management Group of Bank of Hawaii, the Trust’s investment manager, has been designated as the Trust’s valuation designee, with responsibility for fair valuation subject to oversight by the Trust’s Board of Trustees.
b)	Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

18  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of September 30, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$6,694,711
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	512,675,805
Level 3 – Significant Unobservable Inputs	—
Total	$519,370,516
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount and market discount.
e)	Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Trust’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

19  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

The Asset Management Group of Bank of Hawaii (the “Adviser”), serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust’s investments. Aquila Investment Management LLC (the “Administrator/Business Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Administrator/Business Manager for the Trust under an Administration and Business Management Agreement with the Trust. The Administrator/Business Manager provides all administrative services to the Trust other than those relating to its investment portfolio. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the transfer and shareholder servicing agent, fund accounting agent, custodian, legal counsel, auditors and distributor.

The Trust pays the Adviser a fee which is payable monthly and computed on the net assets of the Trust as of the close of business each day at the annual rate of 0.23% of the Trust’s net assets up to and including $875 million; 0.17% of the Trust’s net assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net assets over $1.5 billion. For its services, the Administrator/Business Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.22% of the Trust’s net assets.

Under a Compliance Agreement with the Administrator/Business Manager, the Administrator/Business Manager is additionally compensated by the Trust for compliance related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Adviser and the Administrator/Business Manager are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

20  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

b)	Distribution and Service Fees:

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.20% of the Trust’s average net assets represented by Class A Shares. For the six months ended September 30, 2022, distribution fees on Class A Shares amounted to $475,189 of which the Distributor retained $33,269.

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $51,512. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $17,171. The total of these payments made with respect to Class C Shares amounted to $68,683 of which the Distributor retained $17,064.

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Hawaii, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2022, total commissions on sales of Class A Shares amounted to $21,769, of which the Distributor received $12,232.

c)	Transfer and shareholder servicing fees:

The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

21  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

4. Purchases and Sales of Securities

During the six months ended September 30, 2022, purchases of securities and proceeds from the sales of securities aggregated $55,826,982 and $80,142,965, respectively.

At September 30, 2022, the aggregate tax cost for all securities was $554,887,811. At September 30, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,005 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $35,523,300 for a net unrealized depreciation of $35,517,295.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers’ ability to meet their obligations.

22  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Six Months Ended September 30, 2022 (unaudited)		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	733,440	$7,780,182	2,350,219	$26,788,662
Reinvested dividends and distributions	273,362	2,886,497	586,723	6,672,496
Cost of shares redeemed	(2,923,794)	(31,052,197)	(4,730,899)	(53,871,076)
Net change	(1,916,992)	(20,385,518)	(1,793,957)	(20,409,918)

Class C Shares
Proceeds from shares sold	32,917	350,663	157,430	1,809,708
Reinvested dividends and distributions	4,074	42,996	10,007	113,873
Cost of shares redeemed	(276,340)	(2,931,320)	(491,380)	(5,622,480)
Net change	(239,349)	(2,537,661)	(323,943)	(3,698,899)

Class F Shares
Proceeds from shares sold	4,524	47,449	8,814	100,801
Reinvested dividends and distributions	175	1,846	370	4,217
Cost of shares redeemed	(113)	(1,162)	(16,744)	(190,913)
Net change	4,586	48,133	(7,560)	(85,895)

Class Y Shares
Proceeds from shares sold	359,979	3,816,114	1,244,775	14,255,743
Reinvested dividends and distributions	41,612	440,313	87,875	1,000,878
Cost of shares redeemed	(1,008,949)	(10,713,707)	(1,294,417)	(14,732,585)
Net change	(607,358)	(6,457,280)	38,233	524,036
Total transactions in Trust shares	(2,759,113)	$(29,332,326)	(2,087,227)	$(23,670,676)

7. Trustees’ Fees and Expenses

At September 30, 2022, there were 4 Trustees, one of whom is affiliated with the Administrator/Business Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2022 was $99,111. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the

23  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the six months ended September 30, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $6,651.

8. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash at the shareholder’s option. The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends and distributions may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. As of March 31, 2022, the Fund had post-October losses of $938,461, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$9,312,098	$10,859,333
Ordinary Income	6,182	16,825
Capital gains	656,052	1,282,538
	$9,974,332	$12,158,696

24  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Unrealized depreciation	$(5,079,993)
Undistributed tax-exempt income	159,601
Post-October losses	(938,461)
Other temporary differences	(157,822)
Undistributed net realized gains	173,524
$(5,843,151)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Trust’s assets can decline as can the value of the Trust’s distributions.

25  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

26  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.82	$11.48	$11.36	$11.29	$11.14	$11.32
Income (loss) from investment operations:
Net investment income(1)	0.08	0.17	0.19	0.21	0.23	0.22
Net gain (loss) on securities (both realized and unrealized)	(0.60)	(0.65)	0.14	0.07	0.15	(0.18)
Total from investment operations	(0.52)	(0.48)	0.33	0.28	0.38	0.04
Less distributions (note 9):
Dividends from net investment income	(0.08)	(0.17)	(0.19)	(0.21)	(0.23)	(0.22)
Distributions from capital gains	—	(0.01)	(0.02)	—†	—	—
Total distributions	(0.08)	(0.18)	(0.21)	(0.21)	(0.23)	(0.22)
Net asset value, end of period	$10.22	$10.82	$11.48	$11.36	$11.29	$11.14
Total return (not reflecting sales charge)	(4.81)%(2)	(4.25)%	2.97%	2.51%	3.42%	0.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$451	$499	$549	$553	$571	$609
Ratio of expenses to average net assets	0.85%(3)	0.82%	0.83%	0.88%	0.85%	0.82%
Ratio of net investment income to average net assets	1.54%(3)	1.47%	1.68%	1.84%	2.03%	1.98%
Portfolio turnover rate	10%(2)	14%	9%	12%	10%	21%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

27  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.82	$11.47	$11.36	$11.28	$11.13	$11.32
Income (loss) from investment operations:
Net investment income(1)	0.04	0.08	0.10	0.12	0.14	0.13
Net gain (loss) on securities (both realized and unrealized)	(0.61)	(0.64)	0.13	0.08	0.15	(0.19)
Total from investment operations	(0.57)	(0.56)	0.23	0.20	0.29	(0.06)
Less distributions (note 9):
Dividends from net investment income	(0.04)	(0.08)	(0.10)	(0.12)	(0.14)	(0.13)
Distributions from capital gains	—	(0.01)	(0.02)	—†	—	—
Total distributions	(0.04)	(0.09)	(0.12)	(0.12)	(0.14)	(0.13)
Net asset value, end of period	$10.21	$10.82	$11.47	$11.36	$11.28	$11.13
Total return (not reflecting CDSC)	(5.29)%(2)	(4.94)%	2.06%	1.78%	2.59%	(0.51)%
Ratios/supplemental data
Net assets, end of period (in millions)	$12	$15	$20	$24	$29	$40
Ratio of expenses to average net assets	1.65%(3)	1.62%	1.63%	1.68%	1.65%	1.62%
Ratio of net investment income to average net assets	0.74%(3)	0.67%	0.87%	1.03%	1.22%	1.18%
Portfolio turnover rate	10%(2)	14%	9%	12%	10%	21%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

28  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

		Class F
					For the
					Period
	Six				November 30,
	Months				2018*
	Ended				through
	9/30/22	Year Ended March 31,			March 31,
	(unaudited)	2022	2021	2020	2019
Net asset value, beginning of period	$10.84	$11.50	$11.39	$11.30	$11.06
Income (loss) from investment operations:
Net investment income(1)	0.09	0.20	0.22	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	(0.60)	(0.65)	0.13	0.09	0.24
Total from investment operations	(0.51)	(0.45)	0.35	0.32	0.32
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.20)	(0.22)	(0.23)	(0.08)
Distributions from capital gains	—	(0.01)	(0.02)	—†	—
Total distributions	(0.09)	(0.21)	(0.24)	(0.23)	(0.08)
Net asset value, end of period	$10.24	$10.84	$11.50	$11.39	$11.30
Total return	(4.68)%(2)	(4.02)%	3.11%	2.91%	2.93%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.23	$0.20	$0.30	$0.11	$0.02
Ratio of expenses to average net assets	0.61%(3)	0.60%	0.59%	0.66%	0.67%(3)
Ratio of net investment income to average net assets	1.78%(3)	1.70%	1.89%	2.00%	2.19%(3)
Portfolio turnover rate	10%(2)	14%	9%	12%	10%(3)

*     Commencement of operations.

†    Capital gain distribution less than $0.01.

(1)  Per share amounts have been calculated using the daily average shares method.

(2)  Not annualized.

(3)  Annualized.

See accompanying notes to financial statements.

29  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.84	$11.50	$11.39	$11.31	$11.16	$11.34
Income (loss) from investment operations:
Net investment income(1)	0.09	0.19	0.22	0.23	0.25	0.25
Net gain (loss) on securities (both realized and unrealized)	(0.60)	(0.65)	0.13	0.08	0.15	(0.18)
Total from investment operations	(0.51)	(0.46)	0.35	0.31	0.40	0.07
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.19)	(0.22)	(0.23)	(0.25)	(0.25)
Distributions from capital gains	—	(0.01)	(0.02)	—†	—	—
Total distributions	(0.09)	(0.20)	(0.24)	(0.23)	(0.25)	(0.25)
Net asset value, end of period	$10.24	$10.84	$11.50	$11.39	$11.31	$11.16
Total return	(4.71)%(2)	(4.05)%	3.08%	2.80%	3.62%	0.58%
Ratios/supplemental data
Net assets, end of period (in millions)	$62	$72	$76	$69	$64	$58
Ratio of expenses to average net assets	0.65%(3)	0.62%	0.63%	0.69%	0.65%	0.62%
Ratio of net investment income to average net assets	1.74%(3)	1.66%	1.87%	2.03%	2.22%	2.18%
Portfolio turnover rate	10%(2)	14%	9%	12%	10%	21%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

30  |  Hawaiian Tax-Free Trust

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Hawaiian Tax-Free Trust (the “Trust”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). The Trust’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether the Trust’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed the Trust’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing the Trust’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Trust would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which the Trust would reasonably anticipate trading: historical net redemption activity, the Trust’s concentration in an issuer, shareholder concentration, Trust performance, Trust size, and distribution channels.

The Committee considered the Trust’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Aquila Group of Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds.

The Committee also performed an analysis to determine whether the Trust is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Trust because the Trust primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

31  |  Hawaiian Tax-Free Trust

Additional Information (unaudited):

Renewal of the Investment Advisory Agreement

Asset Management Group of Bank of Hawaii (the “Adviser”) serves as the investment adviser to the Trust pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). In order for the Adviser to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the Advisory Agreement for the Trust.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The Board of Trustees’ Contracts Committee, which is comprised of independent Trustees, met via video conference on August 25, 2022, first separately and then in person with the Trustees on September 9, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Adviser and by Aquila Investment Management LLC (the “Administrator”). They also considered information presented in a report prepared by an independent consultant with respect to the Trust’s fees, expenses and investment performance, which included comparisons of the Trust’s investment performance against peers and the Trust’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Trust’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Trust provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 9, 2022, based on their evaluation of the information provided by the Adviser, Administrator and the independent consultant, the Trustees of the Trust present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2023. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Adviser to the Trust, taking into account the investment objectives and strategies of the Trust. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees also reviewed the Adviser’s investment approach for the Trust and its research process. The Trustees considered the portfolio managers employed by the Adviser for the Trust and the Adviser’s facilities for credit analysis of the Trust’s portfolio securities. The Trustees noted the extensive experience of the portfolio managers, Messrs. Reid Smith and Stephen Dodge. They also noted that the Adviser, based in Honolulu, has provided

32  |  Hawaiian Tax-Free Trust

local information regarding specific holdings in the Trust’s portfolio, a particular advantage as to holdings with less than the highest ratings from the rating agencies.

The Trustees considered that the Adviser had provided all portfolio management services to the Trust that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Trust, given that it seeks to provide shareholders with as high a level of current income exempt from Hawaii state and regular Federal income taxes as is consistent with preservation of capital.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Adviser to the Trust were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Trust

The Trustees reviewed the Trust’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Municipal Single State Intermediate-Term Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Trust’s benchmark index, the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged US.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Trust’s average annual total return was lower than the average annual total return of the funds in the Morningstar Category for the three, five and ten-year periods ended June 30, 2022, but higher than average annual total return of the funds in the Morningstar Category for the one-year period ended June 30, 2022. They noted that the Trust’s return for each of the one-year period and six months ended June 30, 2022 was in the first quintile and that its average annual return for each of the three and five-year periods ended June 30, 2022 was in the fourth quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Trust’s shareholders.) The Trustees further considered that the Trust’s average annual total return was less than the average annual total return of the benchmark index for each of the one, three, five and ten-year periods ended June 30, 2022. They further noted, as reflected in the Consultant’s Report, that the Trust’s total return for 2021 was lower than both the average annual total return of the funds in the Morningstar Category and annual return of its benchmark index for 2021.

The Trustees noted that the Trust invests primarily in municipal obligations issued by the State of Hawaii, its counties and various other local authorities, while the funds in the Morningstar Category invest in, and the Trust’s benchmark index includes, municipal bonds of issuers throughout the United States. The Trustees noted that, unlike the Trust’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. They also noted that approximately 1.1% of the benchmark index consists of Hawaii bonds.

The Trustees discussed the Trust’s performance record with the Adviser and considered the Adviser’s view that the Trust’s performance, as compared to the Morningstar Category, was explained in part by the Trust’s somewhat higher-quality portfolio and lower duration.

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The Trustees considered that, in periods of volatility, the Trust has historically provided above average returns relative to the funds in the Morningstar Category. They also considered data previously provided by the Adviser that reflected that, during turbulent market periods, the Trust historically has tended to outperform other Hawaii municipal bond funds, as well as the Adviser’s view that the better downside protection historically provided by the Trust in volatile markets is consistent with the expectations of the Trust’s shareholders. Evaluation of the investment performance of the Trust indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Trust Expenses

The Trustees reviewed the Trust’s advisory fees and expenses and compared them to the advisory fee and expense data for the 21 funds in the Trust’s expense group (the “Expense Group”), as selected by the independent consultant (the Trust and 13 other Municipal Single-State Intermediate-Term Bond funds, four Municipal Minnesota Bond funds, two Municipal New Jersey Bond funds, and one Municipal Massachusetts Bond fund, each categorized by Morningstar, Inc. with portfolio assets ranging between $157 million and $987 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. In addition, peer selection for the Expense Group focused on municipal bond funds with an intermediate duration across comparable categories. The Trustees also compared the Trust’s advisory fees and expenses to advisory fee data for the Trust’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust’s shareholders.

The Trustees noted the independent consultant’s report compared the aggregate advisory and administration fee for the Trust with the advisory fee data for the Morningstar Category. The Trustees considered that the Trust’s aggregate net advisory and administration fee for its most recent fiscal year was in the third quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period and higher than the median net management fee of the funds in the Expense Group (after giving effect to fee waivers in effect for those funds). They also considered that the Trust’s contractual aggregate advisory and administration fee was equal to or lower than the average and median contractual advisory fee of the funds in the Morningstar Category (at the Trust’s current asset level and at various asset levels up to $10 billion).

The Trustees considered that the Trust’s net total expenses (for Class A shares) for the most recent fiscal year were in the fourth quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by the Adviser to its other clients. The Trustees noted that, in most instances, the fee rates for those clients were lower than the fees paid to the Adviser with respect to the Trust. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and those client accounts.

The Trustees concluded that the advisory fee and expenses of the Trust were reasonable in relation to the nature and quality of the services provided by the Adviser to the Trust.

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Profitability

The Adviser and the Administrator each provided materials which showed the profitability to the Adviser and the Administrator, respectively, of their services to the Trust, as well as material provided by the Administrator which showed the profitability to Aquila Distributors LLC (the “Distributor”) of distribution services provided to the Trust.

The Trustees considered information regarding the profitability of the Adviser with respect to the services provided by the Adviser to the Trust, including the methodology used by the Adviser in allocating certain of its costs to the portfolio management of the Trust. The Trustees concluded that profitability to the Adviser with respect to the services provided to the Trust did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Trust grows

The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Trust. The Trust has in place breakpoints in the advisory fee schedule based on the size of the Trust. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Trust.

Benefits derived or to be derived by the Adviser and its affiliates from the relationship with the Trust

The Trustees observed that, as is generally true of most fund complexes, the Adviser, by providing services to other funds and accounts including the Trust, was able to spread costs as it would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Adviser, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

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Your Trust’s Expenses (unaudited)

As a Trust shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/22	Ending(1) Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Ending Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Net Annualized Expense Ratio
A	$1,000	$ 951.90	$4.16	$1,020.81	$4.31	0.85%
C	$1,000	$ 947.10	$8.05	$1,016.80	$8.34	1.65%
F	$1,000	$ 953.20	$2.99	$1,022.01	$3.09	0.61%
Y	$1,000	$ 952.90	$3.18	$1,021.81	$3.29	0.65%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

36 |  Hawaiian Tax-Free Trust

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Trust’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Trust files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Trust’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Trust’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Trust’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Trust’s Portfolio Holdings Disclosure Policy, the Administrator also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Trust’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $9,312,098 of dividends paid by Hawaiian Tax-Free Trust, constituting 93.4% of total dividends paid, were exempt-interest dividends, exempt from regular Federal income tax and Hawaii state income tax; $656,052 of dividends paid by the Trust constituting 6.5% of total dividends paid were capital gains distributions and the balance was ordinary dividend income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

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Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Administrator/Business Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Adviser

ASSET MANAGEMENT GROUP of

BANK of HAWAII

130 Merchant Street, Suite 370

Honolulu, Hawaii 96813

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

Catherine Luke

Randolph P. Perreira

Officers

Diana P. Herrmann, President

Sherri Foster, Senior Vice President

Paul G. O’Brien, Senior Vice President

Stephen J. Caridi, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-HISAR-1122

ITEM 2.    CODE OF ETHICS.

Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.   INVESTMENTS

(a)                 Schedule I – Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.   CONTROLS AND PROCEDURES

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN TAX-FREE TRUST

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 2, 2022

By:  /s/ Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 2, 2022

By:  /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 2, 2022